UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 6, 2023

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 1-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On September 6, 2023, Chris Mitchell resigned from the Board of Directors (the “Board”) of Definitive Healthcare Corp. (the “Company”), which resignation became effective upon the appointment of Scott Stephenson as a member of the Board on September 6, 2023. The resignation was not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Director

Following Mr. Mitchell’s resignation, on September 6, 2023, the Board appointed Scott Stephenson as a member of the Board and as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Stephenson will serve as a Class III director until the Company’s 2024 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation, or removal.

Mr. Stephenson will participate in the Company’s non-employee director compensation policy (described in the Company's proxy statement and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2023), as may be amended from time to time. Mr. Stephenson will enter into the Company’s standard form of indemnification agreement in the form previously approved by the Board, which form is filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-258990) filed with the Securities and Exchange Commission on August 20, 2021.

Item 7.01. Regulation FD Disclosure.

On September 8, 2023, the Company issued a press release announcing the resignation of Mr. Mitchell and appointment of Mr. Stephenson as a member of the Board and of the Nominating and Corporate Governance Committee. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished in this Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release Dated September 8, 2023 (furnished herewith pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: September 8, 2023